[Image]    Scudder U.S. Treasury Money Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Are The Fund's Objectives?
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     Scudder U.S. Treasury Money Fund is a diversified money market fund that seeks to provide safety, liquidity and stability of capital, and when consistent with these, current income. In pursuit of its objectives the Fund seeks to maintain a $1.00 share price.

     2. What Does The Fund Invest In?
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     The Fund invests primarily in short-term securities backed by the full faith and credit of the U.S. Government, as well as repurchase agreements fully backed by U.S. Treasury securities. At least 80% of the Fund's assets will be invested in either U.S. Treasury securities or in repurchase agreements collateralized by U.S. Treasury obligations. The Fund's investments in U.S. Government securities may have maturities of up to 762 calendar days; all other portfolio securities will have maturities of up to 397 calendar days. The dollar-weighted average maturity of the Fund's portfolio will vary with money market conditions, but is always 90 days or less. Income earned by the Fund from U.S. Treasury-backed repurchase agreements generally is not exempt from state and local tax.

     3. What Are The Risks Of Investing In The Fund?
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     The Fund seeks to eliminate principal risk. Nonetheless, the Fund's share price is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund's yield may vary from day to day. The Fund's income fluctuates with changes in interest rates.

     4. For Whom Is This Fund Appropriate?
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     You may wish to consider this Fund if you are seeking safety of principal as well as current income. Its objectives make the Fund an appropriate investment for a wide range of goals and for investors with short- or long-term financial needs.

     5. What Are The Fund's Expenses And Fees?
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     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder U.S. Treasury Money Fund, are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended June 30, 1996, during which Scudder maintained the total annualized expenses of the Fund at not more than 0.65% of average daily net assets. Had Scudder not done so, total operating expenses would have amounted to 0.92%, including 0.50% for management fees. Scudder will continue this expense maintenance until October 31, 1997.

       Investment management fee (after waiver)           0.23%

       12b-1 fees                                         None

       Other expenses                                     0.42%
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       Total Fund operating expenses                      0.65%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $7             $21               $36               $81

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?
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     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. On December 31, 1996, the Fund's seven-day yield was 4.34%. For the Fund's current yield, call 1-800-343-2890. Performance is historical and may not be indicative of future results.

     THE DOCUMENT CONTAINS A BAR CHART HERE.

               BAR CHART TITLE: Total returns for years ended December 31:
               BAR CHART DATA:

                              1987            5.29%
                              1988            6.30
                              1989            8.72
                              1990            7.34
                              1991            5.66
                              1992            3.36
                              1993            2.56
                              1994            3.52
                              1995            5.22
                              1996            4.62


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1996

                           One Year      4.62%
                           Five Years    3.85%
                           Ten Years     5.20%


     7. Who Manages The Fund?
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     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager David Wines assumed responsibility for the Fund's day-to-day management in 1996. Stephen L. Akers, Portfolio Manager, joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Debra A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 13 years experience working with short-term fixed-income investments.

     8. How Can I Invest?
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     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?
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     You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

     10. When Are Distributions Made?
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     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Dividends from net investment income are taxable to shareholders as ordinary income whether received in cash or additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. It is not expected that dividends will qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?
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     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund


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     Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder